Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Shareholders' Equity
Shareholders’ Equity
Authorized shares
Our authorized share capital consists of 213.0 million common shares with a par value of 0.50 Swiss francs per share. The board of directors is authorized to increase the total share capital until September 14, 2014 by a maximum amount of 106.5 million shares. In addition, our share capital may be increased by:

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a maximum of 81.5 million shares upon the exercise of conversion, option, exchange, warrant or similar rights for the subscription of shares granted to third parties or shareholders in connection with bonds, notes, options, warrants or other securities issued by us in national or international capital markets or pursuant to our existing and future contractual obligations (“Rights Bearing Obligations”); and/or

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a maximum of 25.0 million shares upon the exercise of rights related to Rights-Bearing Obligations granted to members of the board of directors, members of the executive management, employees, contractors, consultants or other persons providing services for our benefit.

Share repurchases
In December 2010, the Board of Directors authorized the repurchase of shares of our common stock up to a maximum dollar limit of $25 million. As of December 31, 2011, we had repurchased 389,300 shares for $12.5 million pursuant to this authorization, which expired in December 2011. In December 2011, the Board of Directors authorized the repurchase of our common shares up to a maximum dollar limit of $25 million. No purchases were made under this authorization in 2012, and the authorization expired on September 28, 2012 in connection with the closing of the Merger.
Prior to the closing of the Merger, our board of directors, and Tyco as our sole shareholder, authorized the repurchase of our common shares with a maximum aggregate value of $400.0 million following the closing of the Merger. This authorization does not have an expiration date. On October 1, 2012, our board of directors authorized the repurchase of our common shares with a maximum aggregate value of $800.0 million. This authorization expires on December 31, 2015 and is in addition to the $400.0 million share repurchase authorization. As of December 31, 2012, we had repurchased 7,291,078 of our common shares for $334.2 million pursuant to these authorizations.
Dividends payable
Prior to the consummation of the Merger, our board of directors proposed, and Tyco as our then sole shareholder, authorized us to pay quarterly cash dividends through the first annual general meeting of our shareholders in 2013. The authorization provided that dividends of $0.68 per share will be made out of our Capital contribution reserve equity position in our statutory accounts to our shareholders in quarterly installments of $0.22 for the fourth quarter of 2012 and $0.23 for each of the first and second quarters of 2013. The deduction from our Capital contribution reserve in our statutory accounts, which is required to be made in Swiss francs, was determined based on the aggregate amount of the dividend and was calculated based on the U.S. dollar/Swiss franc exchange rate in effect on September 14, 2012 and subsequently adjusted for the actual shares outstanding and exchange rate in effect at the time of our fourth quarter dividend payment and again at December 31, 2012. As a result, the balance of dividends payable included in Other current liabilities on our Consolidated Balance Sheets was $95.0 million at December 31, 2012.
On February 26, 2013, our board of directors recommended that our shareholders approve at our 2013 annual meeting of shareholders a proposal to pay quarterly cash dividends through the second quarter of 2014. The proposal provides that dividends of $1.00 per share will be made out of our Capital contribution reserve equity position in our statutory accounts to our shareholders in quarterly installments of $0.25 for each of the third and fourth quarters of 2013 and first and second quarters of 2014.